SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: January 09, 2001
                                        ----------------

                         MARKETING SERVICES GROUP, INC.
                         ------------------------------
               (Exact name of Registrant as specified in charter)


        Nevada                      0-16730                  88-0085608
        ------                      -------                  ----------
     (State or other              (Commission             (I.R.S. Employer
      jurisdiction of              File No.)               Identification No.)
      incorporation)



                               333 Seventh Avenue
                               ------------------
                            New York, New York 10001
                    (Address of Principal Executive Offices)


                                  917/339-7100
                                  ------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.
---------------------
On January 8, 2001, the Registrant announced that it had retained Goldman Sachs & Co., Inc. as its financial advisor to assist it in exploring strategic alternatives. A copy of the press release announcing this retention is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------
     (c)  Exhibits

        20.1 Press Release issued by the Registrant dated January 8, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MARKETING SERVICES GROUP, INC.


Date: January 10, 2001                           By: /s/ Cindy Hill
                                                     --------------
                                               Name: Cindy Hill
                                              Title: Chief Accounting Officer